Exhibit 10.2

ASSIGNMENT OF
THE ADVISORY AGREEMENT

THIS ASSIGNMENT OF THE TRADING AGREEMENT (this “Assignment”), is made as of this __ day of December, 2008, with an effective date of January __, 2008 (“Effective Date”),  by and among AM TRADING SPC, a segregated portfolio company formed under the laws of the Cayman Islands acting for and on behalf of the segregated portfolio named AM TRADING SPC- MSP 41 Segregated Portfolio (the “Assignor”) and ALPHAMETRIX WC DIVERSIFIED FUND – MT0041, an exempted company incorporated under the laws of the Cayman Islands with limited liability (the “Assignee”).  All capitalised terms not defined herein shall have the same meaning as used in the Advisory Agreement entered into by the Assignor and the Trading Manager dated 25th day of May 2007 (“Advisory Agreement”).

RECITALS:

WHEREAS, Assignor is the master trading vehicle and segregated portfolio designated for the trading manager Winton Capital Management Ltd., organized under the laws of England and Wales (the “Trading Manager”);

WHEREAS, the Assignor and the Trading Manager entered into the Advisory Agreement.

WHEREAS, the Assignee has been established as a stand-alone master trading vehicle for the Trading Manager and desires to take over the Assignor’s obligations under the Advisory Agreement;

WHEREAS, the Assignor desires to assign to Assignee all of the Assignor’s obligations under the Advisory Agreement as of the Transfer Date.

WHEREAS, the parties desire to affect the transfer on a date that shall be mutually agreed upon between Assignor and Assignee (the “Transfer Date”);

WHEREAS, on the Transfer Date all Financial Interests of the Assignor will be transferred to a new account number in the name of Assignee.

NOW, THEREFORE, in consideration of the covenants, agreements and conditions set forth herein, the parties agree as follows:

1.          Assignment

1.1           Assignment.   Assignor hereby assigns and delegates all of the Assignor’s rights, titles and obligations under the Advisory Agreement to the Assignee as of the Transfer Date.

1.2           Acceptance of Assignment.     The Assignee hereby accepts the Assignment as of the Transfer Date.

Exhibit 10.2

1.3           Effect of Assignment.    As of the Transfer Date, the Assignee shall assume all of the obligations of the Assignor under the Advisory Agreement.

1.4           Notification.   Assignor and Assignee agree to notify Trading Manager of the Transfer Date and new account number within a reasonable time prior to the Transfer Date.  On and after the Transfer Date the Trading Manager will use the new account number, provided all relevant give up agreements have been put in place.

2.           Continuing Obligations of Assignor.   Notwithstanding this Assignment, the Assignor’s obligations pursuant to Clause 7 (Standard of Liability and Indemnities) and Clause 9 (Property Rights of the Advisor) of the Advisory Agreement shall continue in force in respect of the acts and omissions of the Assignor.  The Trading Manager does not release the Assignor from any claims or remedies it may have against Assignor under the Advisory Agreement.

3.           Complete Agreement.  This Assignment constitutes the entire agreement between the parties with respect to the matters contemplated herein and supersedes all negotiations, representations, warranties, and agreements entered into prior to the date hereof with respect to the subject matter hereof.

4.           Counterparts.  This Assignment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

5.           Headings.  Headings to sections and subsections in this Assignment are for the convenience of the parties only and are not intended to affect the meaning or interpretation hereof.

6.           Severability.   The parties to this Assignment agree that each provision of this Assignment is considered severable from every other provision.   In the event any provision is held invalid, void and unenforceable by a court of competent jurisdiction, such provision will automatically be replaced by provisions which are valid and enforceable.   All remaining provision shall remain enforceable to the fullest extent permitted by law.  It is the intent of the parties to this Assignment that the rendering invalid of any provisions shall not affect the rights and obligations of each party under the remaining provisions or interfere with the consummation of the transaction contemplated by this Assignment.

7.           Successor and Assigns.  This Assignment may not be assigned by any party without the written consent of the other party.  This Assignment shall be binding upon and inure to the benefit of the parties hereto, their successors and permitted assigns.

8.           Other Terms.    All other terms and conditions of the Trading Agreement remain in effect and are continuing as of the date hereof.

Exhibit 10.2

IN WITNESS WHEREOF, this Assignment has been executed for and on behalf of the undersigned as of the day and year first above written.

AM TRADING SPC, a segregated portfolio
company formed under the laws of the Cayman
Islands on behalf of itself and AM Trading SPC-
MSP 41 Segregated Portfolio

By:  ALPHAMETRIX, LLC, as Sponsor

By:  __________________________________
Name:
Title:

ALPHAMETRIX WC DIVERSIFIED FUND –
MT0041

By:  ALPHAMETRIX, LLC, as Sponsor

By:

By: __________________________________
Name:
Title:

AGREED AND ACCEPTED AS OF THE DATE FIRST SET FORTH ABOVE.

WINTON CAPITAL MANAGEMENT LTD., as Trading Manager

By: __________________________________
Name:
Title: